Exhibit 10.17

OMNIBUS AGREEMENT TERMINATION AGREEMENT
This OMNIBUS AGREEMENT TERMINATION AGREEMENT, dated effective as of February 1, 2019 (this “Agreement”) is entered into by and between Shell Pipeline Company LP, a Delaware limited partnership (“SPLC”), Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), Shell Midstream Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Shell Midstream Operating LLC, a Delaware limited liability company (“OLLC”), and, solely for purposes of Articles 4 and 5 of the Original Agreement (as defined herein), Shell Oil Company, a Delaware corporation (“Shell” and together with SPLC, the Partnership, the General Partner and OLLC, the “Parties”).

RECITALS
A.WHEREAS, the Parties entered into that certain Omnibus Agreement, dated as of November 3, 2014 (the “Original Agreement”), pursuant to which the Parties set forth their agreement with respect to certain indemnification obligations, the amount to be paid by the Partnership for centralized general and administrative services to be performed by SPLC and its Affiliates, and the granting of a trademark license from Shell and its Affiliates to the Partnership Agreement.

B.WHEREAS, Shell transferred rights with respect to the granting of the trademark license to Shell Trademark Management Inc., a Delaware corporation (“STMI”).

C.WHEREAS, SPLC, the Partnership, the General Partner and OLLC desire to enter into a new agreement with respect to the remaining indemnification obligations under the Original Agreement and amount to be paid by the Partnership for centralized general and administrative services to be performed by SPLC and its Affiliates.

D.WHEREAS, SPLC, the Partnership and the General Partner desire to enter into a new agreement with STMI with respect to the granting of a trademark license to the General Partner, the Partnership and certain of their subsidiaries.

E.WHEREAS, the Parties desire to terminate the Original Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the Parties hereto agree as follows:

1.Termination of Original Agreement. The Original Agreement is hereby terminated, and the Parties are released from their respective obligations thereunder.

2.Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

3.Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original of this Agreement, and which together will constitute one and the same instrument. No Party will be bound to this Assignment unless and until all Parties have executed a counterpart.

OMNIBUS AGREEMENT TERMINATION AGREEMENT

Exhibit 10.17

4.Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous written and oral agreements, proposals, negotiations, understandings and representations pertaining to the subject matter hereof. No amendments or modification of this Agreement shall be valid unless evidenced in writing and signed by duly authorized representatives each of the Parties hereto after the date of this Agreement.

[Signature Page Follows]

OMNIBUS AGREEMENT TERMINATION AGREEMENT

Exhibit 10.17

The parties hereto have caused this Agreement to be duly executed effective as of the date first written above.

SHELL PIPELINE COMPANY LP

By: Shell Pipeline GP LLC,
its general partner

By: /s/ Steven C. Ledbetter
Name: Steven C. Ledbetter
Title: Vice President

SHELL MIDSTREAM PARTNERS, L.P.

By: Shell Midstream Partners GP LLC,
its general partner

By: /s/ Kevin M. Nichols
Name: Kevin M. Nichols
Title: President and Chief Executive Officer

SHELL MIDSTREAM PARTNERS GP LLC
By: /s/ Kevin M. Nichols
Name: Kevin M. Nichols
Title: Chief Executive Officer and President

SHELL MIDSTREAM OPERATING LLC

By: /s/ Kevin M. Nichols
Name: Kevin M. Nichols
Title: Chief Executive Officer and President

SHELL OIL COMPANY

By: /s/ Deforester L. Jones

Name: Deforester L. Jones
Title: Vice President Finance

OMNIBUS AGREEMENT TERMINATION AGREEMENT